                         Table of Contents

                                  OVERVIEW
                    LETTER TO SHAREHOLDERS       1
                         ECONOMIC SNAPSHOT       2

                       PERFORMANCE SUMMARY
                         RETURN HIGHLIGHTS       4

                     PORTFOLIO AT A GLANCE
                          TOP TEN HOLDINGS       5
                          TOP FIVE SECTORS       5
          Q&A WITH YOUR PORTFOLIO MANAGERS       6
                         GLOSSARY OF TERMS       9

                            BY THE NUMBERS
                   YOUR FUND'S INVESTMENTS      10
                      FINANCIAL STATEMENTS      14
             NOTES TO FINANCIAL STATEMENTS      20

                    VAN KAMPEN INVESTMENTS
            THE VAN KAMPEN FAMILY OF FUNDS      27
     FUND OFFICERS AND IMPORTANT ADDRESSES      28

 This report must be preceded or accompanied by a prospectus for the fund being offered.

Our generations of money- management experience may help you pursue life's true wealth.

              NOT FDIC INSURED  MAY LOSE VALUE  NO BANK GUARANTEE

 OVERVIEW

LETTER TO SHAREHOLDERS
January 19, 2001

Dear Shareholder,

The year 2000 was an especially volatile one for the stock market. To manage one's portfolio during such unpredictable times requires investment-management experience, and the following pages should give you some insight into how we have performed in this difficult environment.

In this report, the portfolio managers will explain how your investment performed during the reporting period and describe the strategies they used to manage your fund during that span. The report will also show you how your investment has performed over time. Helpful charts summarize the fund's largest investments, and you can examine the complete portfolio to see all of your fund's holdings as of the end of your fund's reporting period.

At Van Kampen, we place a high priority on providing you and your financial advisor with the information you need to help you monitor your investments during all types of markets. With nearly four generations of investment-management experience, we've been around long enough to understand that by investing with Van Kampen you're entrusting us with much more than your money. Your investments may help make it possible to afford your next house, keep up with rising college costs, or enjoy a comfortable retirement.

No matter what your reasons for investing, we're thankful that you've chosen to place your investments with Van Kampen. We will continue to apply our generations of money-management experience to helping you pursue life's true wealth.

Sincerely,

[SIG]
Richard F. Powers, III
President and CEO
Van Kampen Asset Management Inc.

ECONOMIC SNAPSHOT

ECONOMIC GROWTH
ECONOMIC GROWTH, WHICH SPED TOWARD NEAR-RECORD HIGHS IN 1999, SLOWED TO A MORE SUSTAINABLE PACE IN 2000. GROSS DOMESTIC PRODUCT, THE PRIMARY MEASURE OF ECONOMIC GROWTH, WAS UP A MODEST 2.2 PERCENT FOR THE THIRD QUARTER ON AN ANNUALIZED BASIS--THE LATEST FIGURES AVAILABLE AT THE TIME THIS REPORT WAS PRINTED. BOTH BUSINESS AND CONSUMER DEMAND AND SPENDING ON EXPORTS EASED AS CONCERNS ABOUT THE COOLING ECONOMY MOUNTED--AND, IN DECEMBER, U.S. MANUFACTURING ACTIVITY DROPPED TO ITS LOWEST MONTHLY LEVEL IN NEARLY 10 YEARS. ALL OF THESE FACTORS POINTED TO A SLOWING ECONOMY, ALTHOUGH INDUSTRY ANALYSTS DISAGREE ABOUT WHETHER THIS SUGGESTS A "SOFT LANDING" OR A RECESSION.

CONSUMER SPENDING AND EMPLOYMENT
CONCERNS ABOUT A WEAKENING STOCK MARKET AND COOLING ECONOMY OVERSHADOWED THE HOLIDAY SHOPPING PERIOD AS CONSUMER SPENDING EASED INTO A MORE MODERATE PACE. THESE CONCERNS, COUPLED WITH RISING ENERGY PRICES, HELPED KEEP SPENDING IN CHECK AND INFLATION WORRIES AT BAY.

THE JOBLESS RATE CONTINUED TO HOLD AT HISTORICALLY LOW LEVELS, REMAINING AT 4.0 PERCENT IN DECEMBER FOR THE SECOND CONSECUTIVE MONTH. GROWTH IN OVERALL COMPENSATION COSTS (SUCH AS WAGES AND BENEFITS) CONTINUED TO SLOW, FURTHER RELIEVING INFLATIONARY PRESSURES.

INTEREST RATES AND INFLATION
THE CONSUMER PRICE INDEX, A COMMON MEASURE OF THE INFLATION RATE, ROSE A MODERATE 3.4 PERCENT FOR THE 12 MONTHS ENDED DECEMBER 31, 2000. AT THE BEGINNING OF THE YEAR, IN AN EFFORT TO WARD OFF INFLATION, THE FEDERAL RESERVE ATTEMPTED TO CURB ECONOMIC GROWTH WITH THREE INTEREST-RATE HIKES. BY THE LATTER HALF OF THE YEAR, THE ECONOMY BEGAN TO SHOW SIGNS THAT THE FED'S EFFORTS HAD ACHIEVED THE DESIRED EFFECTS. WITH INFLATION CONCERNS SUBSIDING, FED POLICYMAKERS GATHERED FOR THEIR DECEMBER MEETING AND OPTED NOT TO CHANGE INTEREST RATES--BUT THEY DID SUGGEST FUTURE RATE CUTS WERE POSSIBLE. (NOTE: THE FEDERAL RESERVE SURPRISED MANY OBSERVERS ON JANUARY 3, 2001, BY ANNOUNCING AN INTEREST-RATE CUT OF 0.50 PERCENT PRIOR TO ITS SCHEDULED LATE-JANUARY MEETING.)

U.S. GROSS DOMESTIC PRODUCT

SEASONALLY ADJUSTED ANNUALIZED RATES
(September 30, 1998--September 30, 2000)
[BAR GRAPH]

                                                                      U.S. GROSS DOMESTIC PRODUCT
                                                                      ---------------------------
Sep 98                                                                            3.8
Dec 98                                                                            5.9
Mar 99                                                                            3.5
Jun 99                                                                            2.5
Sep 99                                                                            5.7
Dec 99                                                                            8.3
Mar 00                                                                            4.8
Jun 00                                                                            5.6
Sep 00                                                                            2.2

Source: Bureau of Economic Analysis

INTEREST RATES AND INFLATION

(December 31, 1998--December 31, 2000)
[LINE GRAPH]

                                                                       INTEREST RATES                       INFLATION
                                                                       --------------                       ---------
Dec 98                                                                      4.75                               1.6
                                                                            4.75                               1.7
                                                                            4.75                               1.7
Mar 99                                                                      4.75                               1.8
                                                                            4.75                               2.3
                                                                            4.75                               2.1
Jun 99                                                                         5                                 2
                                                                               5                               2.1
                                                                            5.25                               2.3
Sep 99                                                                      5.25                               2.6
                                                                            5.25                               2.6
                                                                             5.5                               2.6
Dec 99                                                                       5.5                               2.7
                                                                             5.5                               2.7
                                                                            5.75                               3.2
Mar 00                                                                         6                               3.8
                                                                               6                               3.1
                                                                             6.5                               3.2
Jun 00                                                                       6.5                               3.7
                                                                             6.5                               3.7
                                                                             6.5                               3.4
Sep 00                                                                       6.5                               3.5
                                                                             6.5                               3.4
                                                                             6.5                               3.4
Dec 00                                                                       6.5                               3.4

Interest rates are represented by the closing midline federal funds target rate on the last day of each month. Inflation is indicated by the annual percent change of the Consumer Price Index for all urban consumers at the end of each month.

Source: Bloomberg

       PERFORMANCE SUMMARY

RETURN HIGHLIGHTS

(as of December 31, 2000)

                                          A SHARES   B SHARES   C SHARES
----------------------------------------------------------------------------
Six-month total return based on NAV(1)     -11.24%    -11.53%    -11.36%
----------------------------------------------------------------------------
Six-month total return(2)                  -16.33%    -15.71%    -12.19%
----------------------------------------------------------------------------
One-year total return(2)                   -17.47%    -17.20%    -13.74%
----------------------------------------------------------------------------
Five-year average annual total
return(2)                                   12.45%     12.74%     13.00%
----------------------------------------------------------------------------
Ten-year average annual total return(2)     13.37%        N/A        N/A
----------------------------------------------------------------------------
Life-of-Fund average annual total
return(2)                                   12.54%     11.55%(3)   12.41%
----------------------------------------------------------------------------
Commencement Date                         07/22/69   01/10/92   08/27/93
----------------------------------------------------------------------------

    N/A = Not Applicable

(1) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated without the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated without the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25% for Class A Shares and 1% for Class B and Class C Shares.

(2) Assumes reinvestment of all distributions for the period and includes payment of the maximum sales charge (5.75% for Class A Shares) or contingent deferred sales charge ("CDSC") for Class B and Class C Shares and Rule 12b-1 fee. On purchases of Class A Shares of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. Returns for Class B Shares are calculated with the effect of the maximum 5% CDSC, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. Returns for Class C Shares are calculated with the effect of the maximum 1% CDSC, charged on certain redemptions made within one year of purchase. The Rule 12b-1 fee for Class A Shares is up to .25% and for Class B and Class C Shares is 1%.

(3) Reflects the conversion of Class B Shares into Class A Shares six years after the end of the calendar month in which the shares were purchased. See Footnote 3 in the Notes to Financial Statements for additional information.

    See the Comparative Performance section of the current prospectus. An investment in the Fund is subject to investment risks, and you could lose money on your investment in the Fund. Please review the Risk/Return Summary of the Prospectus for further details on investment risks. Past performance is no guarantee of future results. Investment returns and principal value will fluctuate and fund shares, when redeemed, may be worth more or less than their original cost. As a result of recent market activity, current performance may vary from the figures shown.

    Market forecasts provided in this report may not necessarily come to pass.

                                                 PORTFOLIO AT A GLANCE

TOP TEN HOLDINGS*

(as a percentage of long-term investments--December 31, 2000)


1.   TYCO INTERNATIONAL          3.8%
     Manufactures electrical components,
     communication systems, medical
     supplies, and
     fire-detection systems.

2.   EXXON MOBIL                 3.7%
     Explores for and produces petroleum
     and
     petrochemicals worldwide.

3.   SAFEWAY                     3.2%
     Operates a chain of retail super-
     market stores in the United States.

4.   GENERAL ELECTRIC            3.0%
     Produces appliances, lighting
     products, aircraft engines,
     and plastics.

5.   CISCO SYSTEMS               2.9%
     Provides solutions that connect
     computing devices and
     computer networks.

6.   MERCK                       2.6%
     Develops human and animal health-care
     products.

7.   CITIGROUP                   2.4%
     Provides financial services to
     consumer and corporate customers
     around the world.

8.   PHILIP MORRIS               2.3%
     Manufactures and sells various
     consumer products.

9.   ORACLE                      2.2%
     Supplies software products for
     information management and also
     offers consulting and systems
     integration services.

10.  AMERICAN INTERNATIONAL
     GROUP (AIG)                 2.1%
     Provides insurance and other
     financial services worldwide.

*Subject to change daily. All information is provided for informational purposes only and should not be deemed as a recommendation to buy the securities mentioned. Morgan Stanley Dean Witter & Co. and others affiliated with it may hold positions in or may seek to perform investment-banking services for the companies listed.

TOP FIVE SECTORS*

(as a percentage of long-term investments)

[BAR GRAPH]

                                                                     DECEMBER 31, 2000                    JUNE 30, 2000
                                                                     -----------------                    -------------
Finance                                                                    21.20                              13.10
Health Care                                                                18.00                              12.00
Technology                                                                 13.90                              35.90
Energy                                                                     10.90                               9.60
Producer Manufacturing                                                      9.90                               7.00

* These sectors represent broad groupings of related industries.

Q&A WITH YOUR PORTFOLIO MANAGERS

WE RECENTLY SPOKE WITH THE MANAGEMENT TEAM OF THE VAN KAMPEN PACE FUND ABOUT THE KEY EVENTS AND ECONOMIC FORCES THAT SHAPED THE MARKETS AND INFLUENCED THE FUND'S RETURN DURING THE SIX MONTHS ENDED DECEMBER 31, 2000. THE TEAM IS LED BY SENIOR PORTFOLIO MANAGERS MICHAEL DAVIS AND MARY JAYNE MALY, WHO HAVE MANAGED THE FUND SINCE MAY 2000. MR. DAVIS HAS WORKED IN THE INVESTMENT INDUSTRY SINCE 1983, AND MS. MALY SINCE 1984. THEY ARE JOINED BY JEFF D. NEW, SENIOR PORTFOLIO MANAGER, AND THOMAS COPPER, PORTFOLIO MANAGER. THE FOLLOWING DISCUSSION REFLECTS THEIR VIEWS ON THE FUND'S PERFORMANCE.

Q   WHAT WAS THE MARKET
    ENVIRONMENT IN WHICH THE FUND OPERATED, AND HOW DID THE FUND PERFORM IN THAT ENVIRONMENT?

A   A slowing economy affected stock
prices across the board, as bellwether companies continued to predict lower-than-expected earnings. Six interest-rate increases by the Federal Reserve during the previous 18 months--a tactic designed to slow the economy and ward off inflation--appeared finally to have the intended effect. Even stocks with no apparent decline in their fundamentals were vulnerable because investors were no longer willing to pay high premiums, even for promising stocks.

    Volatile technology stocks declined sharply as the reporting period progressed. Though technology stocks were not the only victims of market volatility, they were especially susceptible to "multiple compression," or valuation declines stemming from high stock prices relative to their earnings.

    In this difficult environment, the fund returned -11.24 percent for the six-month period ending December 31, 2000, compared to a -8.71 percent return for the fund's benchmark, the Standard & Poor's 500 Index (Class A shares at net asset value, including a 12b-1 fee of up to 0.25 percent and excluding a maximum sales charge of 5.75 percent; if the maximum sales charge were included, the return would be lower). Past performance is no guarantee of future results, and as a result of recent market activity, current performance may vary from the figure shown. The S&P 500 Index, a broad-based index of 500 widely held common stocks of companies chosen for market size, liquidity, and industry-group representation, is a statistical composite, and its returns do not include any commissions or sales charges that would be paid by an investor purchasing the securities it represents. Such costs would lower performance. It is not possible to invest directly in an index. Please refer to the footnotes and chart on page 4 for additional fund performance results.

Q   WHAT STRATEGIES DID YOU USE TO
    MANAGE THE FUND?

A   We continued to look for stocks
that we believed exhibited positive future fundamentals--in other words, those that exhibit one of the following characteristics: consistent earnings growth; accelerating earnings growth; or better-than-expected fundamentals. Because we evaluate stocks on a company-by-company basis, our focus is on the merits of any given company rather than on market movements or interest-rate changes.

    In July and August, the fund's returns increased because growth stocks were in favor and many of the fund's large holdings were performing well. However, beginning in September, the fund suffered when technology stocks--which comprised a significant percentage of the fund's assets--began a decline that lasted through the rest of the year. Fortunately, the fund owned stocks in a number of defensive industries, which helped the fund's results during a generally difficult period.

Q   WHAT WERE SOME OF THESE
    DEFENSIVE INDUSTRIES THAT BENEFITED PERFORMANCE?

A   We focused on investing in
companies that we believed could deliver strong earnings amid slower economic growth. As a result, we increased the fund's weightings in health-care stocks, financials, and consumer staples. These increased weightings came about because these areas of the market were where we found companies that met our investment criteria.

Q   WHAT STOCKS PERFORMED WELL
    FOR THE FUND DURING THE REPORTING PERIOD?

A   Among consumer staples,
investments in grocery stocks, including Safeway and Kroger, benefited performance. These companies continued to earn more than analysts expected, while also indirectly benefiting from difficulties experienced by competitor Albertson's, which the fund did not own. Beverage stocks Anheuser-Busch and Pepsi Bottling also benefited the fund. These and other companies in the beverage industry have been able to increase prices yet maintain sales--leading to higher overall earnings.

    Other stocks that supported performance during the period included pharmaceutical giant Merck, oil company Exxon Mobil, and insurance and financial-services provider AIG.

    Of course, not all of the stocks in the fund performed as favorably, nor is there any guarantee that any of the stocks mentioned above will continue to perform as well or be held by the fund in the future. For additional fund highlights, please refer to page 5.

Q   WHAT STOCKS HURT THE FUND?

A   Not surprisingly, nearly all of the
fund's laggards during the reporting period were technology stocks. A large investment in Intel, the world's leading semiconductor manufacturer, slowed the fund's performance. At the beginning of the reporting period, Intel was the fund's biggest holding. However, in September Intel announced that 2000 sales would be less than expected because demand for personal computers was slowing. The stock fell sharply. In response, we sold the stock, but not before the fund's total return was negatively affected. What's more, Intel's announcement triggered a chain reaction in the technology industry.

    Other dominant companies whose stock the fund owned--including Microsoft, Dell, Cisco, Oracle, and Micron Technology--also lost value.

Q   WHAT DO YOU SEE AHEAD?

A   The economy is clearly slowing.
What is not yet clear is how the Federal Reserve will respond. We do expect that the Fed will lower interest rates in hopes of spurring economic growth. (Note:
On January 3, 2001, the Fed did lower interest rates by 0.50 percent.) Given a slower economy, we may well see more companies projecting lower-than-expected earnings. In light of these uncertainties, we will continue to stick to our investment discipline and focus on companies that meet our stock-selection criteria.

GLOSSARY OF TERMS

A HELPFUL GUIDE TO SOME OF THE COMMON TERMS YOU'RE LIKELY TO SEE IN THIS REPORT AND OTHER FINANCIAL PUBLICATIONS.

BENCHMARK: A predetermined set of securities used for performance comparison purposes. Benchmarks may be based on published indexes or customized to suit an investment strategy.

CLASS A SHARES: Most Van Kampen mutual fund shares are typically divided into three groupings, called Class A, Class B, and Class C shares, each with varying fees and sales charges. Some Van Kampen mutual funds offer D shares as well.

FEDERAL RESERVE BOARD (THE FED): The governing body of the Federal Reserve System, which is the central bank of the United States. Its policy-making committee, called the Federal Open Market Committee, meets at least eight times a year to establish monetary policy and monitor the economic pulse of the United States.

FUNDAMENTALS: Characteristics of a company, such as revenue growth, earnings growth, financial strength, market share, and quality of management.

NET ASSET VALUE (NAV): The value of a mutual fund share, calculated by deducting a fund's liabilities from the total assets in its portfolio and dividing this amount by the number of shares outstanding. The NAV does not include any initial or contingent deferred sales charges.

STANDARD & POOR'S 500 INDEX: A broad-based measurement of changes in stock market conditions based on the average performance of 500 widely held common stocks. The index, which tracks industrial, transportation, financial, and utility stocks, to name a few, provides a guide to the overall health of the U.S. stock market.

VOLATILITY: A measure of the fluctuation in the market price of a security. A security that is volatile has frequent and large swings in price.

                        BY THE NUMBERS

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)
THE FOLLOWING PAGES DETAIL YOUR FUND'S PORTFOLIO OF INVESTMENTS AT THE END OF THE REPORTING PERIOD.

DESCRIPTION                                                   SHARES      MARKET VALUE
COMMON STOCKS  95.9%
CONSUMER DISTRIBUTION  8.1%
AmeriSource Health Corp., Class A (a)......................    548,000   $   27,674,000
Bed Bath & Beyond, Inc. (a)................................    485,000       10,851,875
Cardinal Health, Inc. .....................................    335,000       33,374,375
Limited, Inc. .............................................    724,000       12,353,250
RadioShack Corp. ..........................................    243,000       10,403,438
Safeway, Inc. (a)..........................................  1,517,000       94,812,500
The Kroger Co. (a).........................................  1,651,000       44,680,187
Walgreen Co. ..............................................    350,000       14,634,375
                                                                         --------------
                                                                            248,784,000
                                                                         --------------
CONSUMER DURABLES  0.6%
Harley-Davidson, Inc. .....................................    459,000       18,245,250
                                                                         --------------

CONSUMER NON-DURABLES  7.9%
Anheuser-Busch Cos., Inc. .................................    986,000       44,863,000
Avon Products, Inc. .......................................    836,000       40,023,500
General Mills, Inc. .......................................    415,000       18,493,438
Pepsi Bottling Group, Inc. ................................    525,000       20,967,187
PepsiCo, Inc. .............................................  1,031,300       51,113,806
Philip Morris Cos., Inc. ..................................  1,525,000       67,100,000
                                                                         --------------
                                                                            242,560,931
                                                                         --------------
CONSUMER SERVICES  2.8%
Brinker International, Inc. (a)............................    554,400       23,423,400
Comcast Corp., Class A (a).................................    327,000       13,652,250
Convergys Corp. (a)........................................    200,000        9,062,500
Park Place Entertainment Corp. (a).........................    862,000       10,290,125
Starwood Hotels & Resorts Worldwide, Inc., Class B.........    640,100       22,563,525
Time Warner, Inc. .........................................    147,900        7,726,296
                                                                         --------------
                                                                             86,718,096
                                                                         --------------
ENERGY  10.5%
Anadarko Petroleum Corp. ..................................    440,000       31,275,200
Apache Corp. ..............................................    426,000       29,846,625
Baker Hughes, Inc. ........................................    475,000       19,742,187
Chevron Corp. .............................................    193,700       16,355,544
Coastal Corp. .............................................    441,500       38,989,969
El Paso Energy Corp. ......................................    149,600       10,715,100
Enron Corp. ...............................................    180,000       14,962,500

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

DESCRIPTION                                                   SHARES      MARKET VALUE
ENERGY (CONTINUED)
Exxon Mobil Corp. .........................................  1,258,181   $  109,383,111
Global Marine, Inc. (a)....................................    336,000        9,534,000
Phillips Petroleum Co. ....................................    233,700       13,291,688
Smith International, Inc. (a)..............................    241,000       17,969,562
Transocean Sedco Forex, Inc. ..............................    233,000       10,718,000
                                                                         --------------
                                                                            322,783,486
                                                                         --------------
FINANCE  20.3%
Allstate Corp. ............................................    671,000       29,230,437
American Express Co. ......................................    439,300       24,134,044
American General Corp. ....................................    182,600       14,881,900
American International Group, Inc. ........................    633,435       62,432,937
Axa Sa -- ADR (France).....................................     41,890        3,008,226
Bank of America Corp. .....................................    368,179       16,890,212
Bank of New York Co., Inc. ................................    470,000       25,938,125
Bank One Corp. ............................................    570,000       20,876,250
CIGNA Corp. ...............................................    255,000       33,736,500
Citigroup, Inc. ...........................................  1,402,066       71,593,005
Federal Home Loan Mortgage Corp. ..........................    531,900       36,634,612
Federal National Mortgage Association......................    684,900       59,415,075
Fleet Boston Financial Corp. ..............................    675,200       25,362,200
J.P. Morgan Chase & Co. ...................................    194,450        8,835,322
Marsh & McLennan Cos., Inc. ...............................    106,000       12,402,000
MBNA Corp. ................................................    364,900       13,478,494
Mellon Financial Corp. ....................................    461,500       22,700,031
Merrill Lynch & Co., Inc. .................................    219,800       14,987,613
Metlife, Inc. .............................................    620,000       21,700,000
PNC Financial Services Group...............................    345,000       25,206,563
Providian Financial Corp. .................................    265,000       15,237,500
Schwab Charles Corp. ......................................    456,900       12,964,538
Washington Mutual, Inc. ...................................    543,000       28,812,937
Wells Fargo Co. ...........................................    437,500       24,363,281
                                                                         --------------
                                                                            624,821,802
                                                                         --------------
HEALTHCARE  17.2%
Abbott Laboratories........................................  1,099,000       53,232,812
Allergan, Inc. ............................................    197,000       19,072,063
American Home Products Corp. ..............................    394,000       25,038,700
Applera Corp. -- Applied Biosystems Group..................    159,000       14,955,938
Baxter International, Inc. ................................    433,000       38,239,312
Bristol-Myers Squibb Co. ..................................    573,700       42,417,944
Eli Lilly & Co. ...........................................    347,000       32,292,687
HCA-The Healthcare Co. ....................................    406,000       17,868,060
Immunex Corp. (a)..........................................    236,700        9,615,938
Johnson & Johnson..........................................    356,000       37,402,250

See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

DESCRIPTION                                                   SHARES      MARKET VALUE
HEALTHCARE (CONTINUED)
King Pharmaceuticals, Inc. (a).............................    322,000   $   16,643,375
Merck & Co., Inc. .........................................    833,700       78,055,162
Pfizer, Inc. ..............................................    693,725       31,911,350
Pharmacia Corp. ...........................................    260,000       15,860,000
Schering-Plough Corp. .....................................    420,700       23,874,725
Tenet Healthcare Corp. (a).................................    376,000       16,708,500
UnitedHealth Group, Inc. ..................................    543,400       33,351,175
Wellpoint Health Networks, Inc. (a)........................    206,400       23,787,600
                                                                         --------------
                                                                            530,327,591
                                                                         --------------
PRODUCER MANUFACTURING  9.4%
Corning, Inc. .............................................    844,000       44,573,750
General Electric Co. ......................................  1,820,300       87,260,631
Minnesota Mining & Manufacturing Co. ......................    138,000       16,629,000
Tyco International Ltd. ...................................  2,011,000      111,610,500
Waste Management, Inc. ....................................  1,114,100       30,916,275
                                                                         --------------
                                                                            290,990,156
                                                                         --------------
RAW MATERIALS/PROCESSING INDUSTRIES  1.0%
Ecolab, Inc. ..............................................    493,000       21,291,438
Sealed Air Corp. ..........................................    300,000        9,150,000
                                                                         --------------
                                                                             30,441,438
                                                                         --------------
TECHNOLOGY  13.4%
Adobe Systems, Inc. .......................................    230,000       13,383,125
America Online, Inc. (a)...................................    456,220       15,876,456
Analog Devices, Inc. (a)...................................    467,000       23,904,562
Broadcom Corp., Class A (a)................................     77,000        6,468,000
Celestica, Inc. (a)........................................    143,000        7,757,750
Cisco Systems, Inc. (a)....................................  2,223,800       85,060,350
Comverse Technology, Inc. (a)..............................     79,000        8,581,375
EMC Corp. (a)..............................................    533,600       35,484,400
i2 Technologies, Inc. (a)..................................    209,000       11,364,375
Jabil Circuit, Inc. (a)....................................    120,000        3,045,000
Linear Technology Corp. ...................................    424,000       19,610,000
Microsoft Corp. (a)........................................    924,400       40,095,850
Network Appliance, Inc. (a)................................    102,200        6,559,962
Oracle Corp. (a)...........................................  2,241,200       65,134,875
Rational Software Corp. (a)................................    131,000        5,100,813
Sanmina Corp. (a)..........................................    347,600       26,634,850
Siebel Systems, Inc. (a)...................................    121,000        8,182,625
SunGard Data Systems, Inc. (a).............................    155,000        7,304,375
VERITAS Software Corp. (a).................................    154,000       13,475,000
Xilinx, Inc. (a)...........................................    184,000        8,487,000
                                                                         --------------
                                                                            411,510,743
                                                                         --------------

                                               See Notes to Financial Statements

YOUR FUND'S INVESTMENTS

December 31, 2000 (Unaudited)

DESCRIPTION                                                   SHARES      MARKET VALUE
UTILITIES  4.7%
Exelon Corp. ..............................................    407,000   $   28,575,470
Qwest Communications International, Inc. (a)...............    641,369       26,296,129
SBC Communications, Inc. ..................................    650,920       31,081,430
Southern Energy, Inc. (a)..................................    148,400        4,201,575
Verizon Communications, Inc. ..............................  1,126,404       56,461,000
                                                                         --------------
                                                                            146,615,604
                                                                         --------------
TOTAL LONG-TERM INVESTMENTS  95.9%
(Cost $2,447,026,881).................................................    2,953,799,097
                                                                         --------------
SHORT-TERM INVESTMENTS  6.0%
U.S. GOVERNMENT AGENCY OBLIGATIONS  2.6%
Federal Home Loan Mortgage Discount Notes ($25,000,000 par, yielding
  6.19%, 01/25/01 maturity)...........................................       24,893,000
Federal Home Loan Mortgage Discount Notes ($40,000,000 par, yielding
  6.05%, 01/16/01 maturity)...........................................       39,892,667
Federal National Mortgage Association Discount Notes ($5,000,000 par,
  yielding 6.29%, 02/08/01 maturity)..................................        4,966,169
Federal National Mortgage Association Discount Notes ($10,000,000 par,
  yielding 6.26%, 02/01/01 maturity)..................................        9,944,631
                                                                         --------------
                                                                             79,696,467
REPURCHASE AGREEMENT  3.4%
State Street Bank & Trust Co. ($105,175,000 par collateralized by U.S.
  Government obligations in a pooled cash account, dated 12/29/00, to
  be sold on 01/02/01 at $105,242,779)................................      105,175,000
                                                                         --------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $184,871,467).................................................      184,871,467
                                                                         --------------

TOTAL INVESTMENTS  101.9%
  (Cost $2,631,898,348)...............................................    3,138,670,564
LIABILITIES IN EXCESS OF OTHER ASSETS  (1.9%).........................      (58,035,070)
                                                                         --------------

NET ASSETS  100.0%....................................................   $3,080,635,494
                                                                         ==============

(a) Non-income producing security as this stock currently does not declare dividends.

ADR--American Depositary Receipt.

See Notes to Financial Statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
December 31, 2000 (Unaudited)

ASSETS:
Total Investments (Cost $2,631,898,348).....................  $3,138,670,564
Receivables:
  Dividends.................................................       2,713,768
  Fund Shares Sold..........................................         332,598
  Interest..................................................          50,835
Other.......................................................         487,785
                                                              --------------
    Total Assets............................................   3,142,255,550
                                                              --------------
LIABILITIES:
Payables:
  Fund Shares Repurchased...................................      30,946,764
  Investments Purchased.....................................      23,940,192
  Distributor and Affiliates................................       1,874,476
  Custodian Bank............................................       1,628,405
  Variation Margin on Futures...............................       1,233,050
  Investment Advisory Fee...................................       1,178,951
Trustees' Deferred Compensation and Retirement Plans........         455,720
Accrued Expenses............................................         362,498
                                                              --------------
    Total Liabilities.......................................      61,620,056
                                                              --------------
NET ASSETS..................................................  $3,080,635,494
                                                              ==============
NET ASSETS CONSIST OF:
Capital (Par value of $.01 per share with an unlimited
  number of shares authorized)..............................  $2,601,943,294
Net Unrealized Appreciation.................................     502,074,973
Accumulated Undistributed Net Investment Income.............         413,630
Accumulated Net Realized Loss...............................     (23,796,403)
                                                              --------------
NET ASSETS..................................................  $3,080,635,494
                                                              ==============
MAXIMUM OFFERING PRICE PER SHARE:
  Class A Shares:
    Net asset value and redemption price per share (Based on
    net assets of $2,970,193,098 and 261,202,548 shares of
    beneficial interest issued and outstanding).............  $        11.37
    Maximum sales charge (5.75%* of offering price).........             .69
                                                              --------------
    Maximum offering price to public........................  $        12.06
                                                              ==============
  Class B Shares:
    Net asset value and offering price per share (Based on
    net assets of $97,678,573 and 8,710,917 shares of
    beneficial interest issued and outstanding).............  $        11.21
                                                              ==============
  Class C Shares:
    Net asset value and offering price per share (Based on
    net assets of $12,763,823 and 1,133,458 shares of
    beneficial interest issued and outstanding).............  $        11.26
                                                              ==============

* On sales of $50,000 or more, the sales charge will be reduced.

                                               See Notes to Financial Statements

Statement of Operations
For the Six Months Ended December 31, 2000 (Unaudited)

INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $33,488).....  $  13,883,343
Interest....................................................      6,520,655
                                                              -------------
    Total Income............................................     20,403,998
                                                              -------------
EXPENSES:
Investment Advisory Fee.....................................      7,655,193
Distribution (12b-1) and Service Fees (Attributed to Classes
  A, B and C of $5,008,536, $576,796 and $43,333,
  respectively).............................................      5,628,665
Shareholder Services........................................      2,160,106
Custody.....................................................        136,470
Legal.......................................................        103,306
Trustees' Fees and Related Expenses.........................         43,836
Other.......................................................        573,527
                                                              -------------
    Total Expenses..........................................     16,301,103
    Less Credits Earned on Cash Balances....................         16,024
                                                              -------------
    Net Expenses............................................     16,285,079
                                                              -------------
NET INVESTMENT INCOME.......................................  $   4,118,919
                                                              =============
REALIZED AND UNREALIZED GAIN/LOSS:
Realized Gain/Loss:
  Investments...............................................  $  30,008,906
  Futures...................................................     (5,470,399)
                                                              -------------
Net Realized Gain...........................................     24,538,507
                                                              -------------
Unrealized Appreciation/Depreciation:
  Beginning of the Period...................................    932,118,372
                                                              -------------
  End of the Period:
    Investments.............................................    506,772,216
    Futures.................................................     (4,697,243)
                                                              -------------
                                                                502,074,973
                                                              -------------
Net Unrealized Depreciation During the Period...............   (430,043,399)
                                                              -------------
NET REALIZED AND UNREALIZED LOSS............................  $(405,504,892)
                                                              =============
NET DECREASE IN NET ASSETS FROM OPERATIONS..................  $(401,385,973)
                                                              =============

See Notes to Financial Statements

Statement of Changes in Net Assets
For the Six Months Ended December 31, 2000 and the Year Ended June 30, 2000 (Unaudited)

                                                    SIX MONTHS ENDED       YEAR ENDED
                                                    DECEMBER 31, 2000    JUNE 30, 2000
                                                    -----------------------------------
FROM INVESTMENT ACTIVITIES:
Operations:
Net Investment Income.............................   $    4,118,919      $   26,344,716
Net Realized Gain.................................       24,538,507         223,620,305
Net Unrealized Depreciation During the Period.....     (430,043,399)       (106,413,346)
                                                     --------------      --------------
Change in Net Assets from Operations..............     (401,385,973)        143,551,675
                                                     --------------      --------------

Distributions from Net Investment Income:
  Class A Shares..................................      (20,508,176)        (28,395,288)
  Class B Shares..................................              -0-                 -0-
  Class C Shares..................................              -0-                 -0-
                                                     --------------      --------------
                                                        (20,508,176)        (28,395,288)
                                                     --------------      --------------

Distributions from Net Realized Gain:
  Class A Shares..................................     (157,939,151)       (544,879,338)
  Class B Shares..................................       (6,051,470)        (20,187,425)
  Class C Shares..................................         (732,394)         (2,173,374)
                                                     --------------      --------------
                                                       (164,723,015)       (567,240,137)
                                                     --------------      --------------
Total Distributions...............................     (185,231,191)       (595,635,425)
                                                     --------------      --------------

NET CHANGE IN NET ASSETS FROM
  INVESTMENT ACTIVITIES...........................     (586,617,164)       (452,083,750)
                                                     --------------      --------------

FROM CAPITAL TRANSACTIONS:
Proceeds from Shares Sold.........................       69,722,088       3,737,396,139
Net Asset Value of Shares Issued Through
  Dividend Reinvestment...........................      172,576,940         553,360,846
Cost of Shares Repurchased........................     (272,862,919)     (4,210,789,871)
                                                     --------------      --------------
NET CHANGE IN NET ASSETS FROM CAPITAL
  TRANSACTIONS....................................      (30,563,891)         79,967,114
                                                     --------------      --------------
TOTAL DECREASE IN NET ASSETS......................     (617,181,055)       (372,116,636)
NET ASSETS:
Beginning of the Period...........................    3,697,816,549       4,069,933,185
                                                     --------------      --------------
End of the Period (Including accumulated
  undistributed net investment income of $413,630
  and $16,802,887, respectively)..................   $3,080,635,494      $3,697,816,549
                                                     ==============      ==============

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                     SIX
                                    MONTHS
                                    ENDED                  YEAR ENDED JUNE 30,
CLASS A SHARES                     DEC. 31,    --------------------------------------------
                                     2000        2000        1999        1998        1997
                                   --------------------------------------------------------
NET ASSET VALUE, BEGINNING OF
  THE PERIOD...................    $  13.63    $  15.47    $  14.97    $  13.87    $  11.92
                                   --------    --------    --------    --------    --------
  Net Investment Income........         .02         .11         .12         .12         .13
  Net Realized and Unrealized
    Gain/Loss..................       (1.56)        .46        1.74        3.54        3.19
                                   --------    --------    --------    --------    --------
Total from Investment
  Operations...................       (1.54)        .57        1.86        3.66        3.32
                                   --------    --------    --------    --------    --------
Less:
  Distributions from Net
    Investment Income..........         .08         .12         .11         .14         .12
  Distributions from Net
    Realized Gain..............         .64        2.29        1.25        2.42        1.25
                                   --------    --------    --------    --------    --------
Total Distributions............         .72        2.41        1.36        2.56        1.37
                                   --------    --------    --------    --------    --------
NET ASSET VALUE, END OF THE
  PERIOD.......................    $  11.37    $  13.63    $  15.47    $  14.97    $  13.87
                                   ========    ========    ========    ========    ========

Total Return (a)...............     -11.24%*      4.01%      13.65%      29.89%      30.06%
Net Assets at End of the Period
  (In millions)................    $2,970.2    $3,542.4    $3,905.1    $3,661.4    $2,992.2
Ratio of Expenses to Average
  Net Assets (b)...............        .91%        .82%        .83%        .88%        .97%
Ratio of Net Investment Income
  to Average Net Assets (b)....        .26%        .72%        .78%        .80%       1.01%
Portfolio Turnover.............          8%*        71%         94%         67%        144%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum sales charge of 5.75% or contingent deferred sales charge ("CDSC"). On purchases of $1 million or more, a CDSC of 1% may be imposed on certain redemptions made within one year of purchase. If the sales charges were included, total returns would be lower. These returns include Rule 12b-1 fees of up to .25%.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX
                                      MONTHS
                                      ENDED                YEAR ENDED JUNE 30,
CLASS B SHARES                       DEC. 31,    ----------------------------------------
                                       2000       2000       1999       1998       1997
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................    $  13.40    $ 15.24    $ 14.77    $ 13.73    $ 11.81
                                     --------    -------    -------    -------    -------
  Net Investment Income/Loss.....        (.02)      (.01)       .01        .05        .05
  Net Realized and Unrealized
    Gain/Loss....................       (1.53)       .47       1.72       3.47       3.15
                                     --------    -------    -------    -------    -------
Total from Investment
  Operations.....................       (1.55)       .46       1.73       3.51       3.20
                                     --------    -------    -------    -------    -------
Less:
  Distributions from Net
    Investment Income............         -0-        -0-        -0-        .06        .03
  Distributions from Net Realized
    Gain.........................         .64       2.29       1.25       2.42       1.25
                                     --------    -------    -------    -------    -------
Total Distributions..............         .64       2.29       1.25       2.48       1.28
                                     --------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.........................    $  11.21    $ 13.40    $ 15.24    $ 14.77    $ 13.73
                                     ========    =======    =======    =======    =======

Total Return (a).................     -11.53%*     3.20%     12.79%     28.92%     29.08%
Net Assets at End of the Period
  (In millions)..................    $   97.7    $ 137.7    $ 151.8    $ 140.3    $  95.5
Ratio of Expenses to Average Net
  Assets (b).....................       1.52%      1.62%      1.61%      1.66%      1.74%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b).....................       (.35%)     (.06%)        0%       .03%       .23%
Portfolio Turnover...............          8%*       71%        94%        67%       144%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 5%, charged on certain redemptions made within one year of purchase and declining to 0% after the fifth year. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

                                               See Notes to Financial Statements

Financial Highlights
(Unaudited)
THE FOLLOWING SCHEDULE PRESENTS FINANCIAL HIGHLIGHTS FOR ONE SHARE OF THE FUND OUTSTANDING THROUGHOUT THE PERIODS INDICATED.

                                       SIX
                                      MONTHS
                                      ENDED                YEAR ENDED JUNE 30,
CLASS C SHARES                       DEC. 31,    ----------------------------------------
                                       2000       2000       1999       1998       1997
                                     ----------------------------------------------------
NET ASSET VALUE, BEGINNING OF THE
  PERIOD.........................    $  13.43    $ 15.28    $ 14.79    $ 13.75    $ 11.83
                                     --------    -------    -------    -------    -------
  Net Investment Income/Loss.....         -0-       (.03)       -0-        .03        .04
  Net Realized and Unrealized
    Gain/Loss....................       (1.53)       .47       1.75       3.48       3.16
                                     --------    -------    -------    -------    -------
Total from Investment
  Operations.....................       (1.53)       .44       1.75       3.51       3.20
                                     --------    -------    -------    -------    -------
Less:
  Distributions from Net
    Investment Income............         -0-        -0-        -0-        .06        .03
  Distributions from Net Realized
    Gain.........................         .64       2.29       1.25       2.42       1.25
                                     --------    -------    -------    -------    -------
Total Distributions..............         .64       2.29       1.25       2.48       1.28
                                     --------    -------    -------    -------    -------
NET ASSET VALUE, END OF THE
  PERIOD.........................    $  11.26    $ 13.43    $ 15.28    $ 14.79    $ 13.75
                                     ========    =======    =======    =======    =======

Total Return (a).................     -11.36%*     3.13%     12.91%     28.87%     29.04%
Net Assets at End of the Period
  (In millions)..................    $   12.8    $  17.7    $  13.0    $  11.7    $   7.0
Ratio of Expenses to Average Net
  Assets (b).....................       1.17%      1.62%      1.61%      1.66%      1.74%
Ratio of Net Investment
  Income/Loss to Average Net
  Assets (b).....................       (.01%)     (.10%)      .01%       .04%       .23%
Portfolio Turnover...............          8%*       71%        94%        67%       144%

 * Non-Annualized

(a) Assumes reinvestment of all distributions for the period and does not include payment of the maximum CDSC of 1%, charged on certain redemptions made within one year of purchase. If the sales charge was included, total returns would be lower. These returns include Rule 12b-1 fees of 1%.

(b) For the year ended June 30, 1997, the impact on the Ratios of Expenses and Net Investment Income to Average Net Assets due to Van Kampen's reimbursement of certain expenses was less than .01%.

See Notes to Financial Statements

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

1. SIGNIFICANT ACCOUNTING POLICIES

Van Kampen Pace Fund (the "Fund") is organized as a Delaware business trust, and is registered as a diversified open-end management investment company under the Investment Company Act of 1940 (the "1940 Act"), as amended. The Fund's investment objective is to seek capital growth by investing principally in common stock. The Fund commenced investment operations on July 22, 1969. The distribution of the Fund's Class B and Class C Shares commenced on January 10, 1992 and August 27, 1993, respectively.

    The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

A. SECURITY VALUATION Investments in securities listed on a securities exchange are valued at the last sale price as of the close of such securities exchange. Unlisted securities and listed securities for which the last sale price is not available are valued at the mean of the bid and asked prices. For those securities where quotations or prices are not available, valuations are determined in accordance with procedures established in good faith by the Board of Trustees. Short-term securities with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value.

B. SECURITY TRANSACTIONS Security transactions are recorded on a trade date basis. Realized gains and losses are determined on an identified cost basis.

    The Fund may invest in repurchase agreements, which are short-term investments in which the Fund acquires ownership of a debt security and the seller agrees to repurchase the security at a future time and specified price. The Fund may invest independently in repurchase agreements, or transfer uninvested cash balances into a pooled cash account along with other investment companies advised by Van Kampen Asset Management Inc. (the "Adviser") or its affiliates, the daily aggregate of which is invested in repurchase agreements. Repurchase agreements are fully collateralized by the underlying debt security. The Fund will make payment for such securities only upon physical delivery or evidence of book entry transfer to the account of the custodian bank. The seller is required to maintain the value of the underlying security at not less than the repurchase proceeds due the Fund.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

C. INCOME AND EXPENSES Dividend income is recorded on the ex-dividend date and interest income is recorded on an accrual basis. Income and expenses of the Fund are allocated on a pro rata basis to each class of shares, except for distribution and service fees and transfer agency costs which are unique to each class of shares.

D. FEDERAL INCOME TAXES It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income taxes is required.

    Net realized gain differs for financial reporting and tax purposes as a result of the deferral for tax purposes of losses relating to wash sale transactions.

    At December 31, 2000, for federal income tax purposes, cost of long- and short-term investments is $2,638,237,976, the aggregate gross unrealized appreciation is $636,494,064 and the aggregate gross unrealized depreciation is $136,061,476, resulting in net unrealized appreciation on long- and short-term investments of $500,432,588.

E. DISTRIBUTION OF INCOME AND GAINS The Fund declares and pays dividends annually from net investment income and from net realized gains on securities. Distributions from net realized gains for book purposes may include short-term capital gains and gains on futures transactions. All short-term capital gains are included in ordinary income for tax purposes.

F. EXPENSE REDUCTIONS During the six months ended December 31, 2000, the Fund's custody fee was reduced by $16,024 as a result of credits earned on cash balances.

2. INVESTMENT ADVISORY AGREEMENT AND
OTHER TRANSACTIONS WITH AFFILIATES

Under the terms of the Fund's Investment Advisory Agreement, the Adviser will provide investment advice and facilities to the Fund for an annual fee payable monthly as follows:

AVERAGE DAILY NET ASSETS                                      % PER ANNUM
First $1 billion............................................   .50 of 1%
Next $1 billion.............................................   .45 of 1%
Next $1 billion.............................................   .40 of 1%
Over $3 billion.............................................   .35 of 1%

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

    For the six months ended December 31, 2000, the Fund recognized expenses of approximately $103,300 representing legal services provided by Skadden, Arps, Slate, Meagher & Flom (Illinois), counsel to the Fund, of which a trustee of the Fund is an affiliated person.

    Under an Accounting Services agreement, the Adviser provides accounting services to the Fund. The Adviser allocates the cost of such services to each fund. For the six months ended December 31, 2000, the Fund recognized expenses of approximately $130,600 representing Van Kampen Investments Inc.'s or its affiliates' (collectively "Van Kampen") cost of providing accounting services to the Fund.

    Van Kampen Investor Services Inc., an affiliate of the Adviser, serves as the shareholder servicing agent for the Fund. For the six months ended December 31, 2000, the Fund recognized expenses of approximately $1,725,300. Transfer agency fees are determined through negotiations with the Fund's Board of Trustees and are based on competitive market benchmarks.

    Certain officers and trustees of the Fund are also officers and directors of Van Kampen. The Fund does not compensate its officers or trustees who are officers of Van Kampen.

    The Fund provides deferred compensation and retirement plans for its trustees who are not officers of Van Kampen. Under the deferred compensation plan, trustees may elect to defer all or a portion of their compensation. Amounts deferred are retained by the Fund and to the extent permitted by the 1940 Act, as amended, may be invested in the common shares of those funds selected by the trustees. Investments in such funds of $319,597 are included in "Other Assets" on the Statement of Assets and Liabilities at December 31, 2000. Appreciation/ depreciation and distributions received from these investments are recorded with an offsetting increase/decrease in the deferred compensation obligation and do not affect the net asset value of the Fund. Benefits under the retirement plan are payable for a ten-year period and are based upon each trustee's years of service to the Fund. The maximum annual benefit per trustee under the plan is $2,500.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

3. CAPITAL TRANSACTIONS

    At December 31, 2000, capital aggregated $2,482,939,829, $104,758,482 and
$14,244,983 for Classes A, B and C, respectively. For the six months ended December 31, 2000, transactions were as follows:

                                                            SHARES           VALUE
Sales:
  Class A...............................................    4,163,581    $  54,300,160
  Class B...............................................    1,043,999       13,529,463
  Class C...............................................      144,303        1,892,465
                                                          -----------    -------------
Total Sales.............................................    5,351,883    $  69,722,088
                                                          ===========    =============
Dividend Reinvestment:
  Class A...............................................   14,793,749    $ 166,133,805
  Class B...............................................      521,586        5,773,963
  Class C...............................................       60,177          669,172
                                                          -----------    -------------
Total Dividend Reinvestment.............................   15,375,513    $ 172,576,940
                                                          ===========    =============
Repurchases:
  Class A...............................................  (17,569,431)   $(229,599,070)
  Class B...............................................   (3,124,427)     (38,219,775)
  Class C...............................................     (392,479)      (5,044,074)
                                                          -----------    -------------
Total Repurchases.......................................  (21,086,337)   $(272,862,919)
                                                          ===========    =============

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

At June 30, 2000, capital aggregated $2,492,104,934, $123,674,831 and
$16,727,420 for Classes A, B, and C, respectively. For the year ended June 30, 2000, transactions were as follows:

                                                          SHARES            VALUE
Sales:
  Class A............................................   239,982,150    $ 3,545,961,373
  Class B............................................    12,119,947        170,558,418
  Class C............................................     1,481,813         20,876,348
                                                       ------------    ---------------
Total Sales..........................................   253,583,910    $ 3,737,396,139
                                                       ============    ===============
Dividend Reinvestment:
  Class A............................................    39,858,482    $   532,509,323
  Class B............................................     1,426,470         18,815,135
  Class C............................................       154,038          2,036,388
                                                       ------------    ---------------
Total Dividend Reinvestment..........................    41,438,990    $   553,360,846
                                                       ============    ===============
Repurchases:
  Class A............................................  (272,439,480)   $(4,007,458,044)
  Class B............................................   (13,239,713)      (186,768,922)
  Class C............................................    (1,165,292)       (16,562,905)
                                                       ------------    ---------------
Total Repurchases....................................  (286,844,485)   $(4,210,789,871)
                                                       ============    ===============

    Class B Shares purchased on or after June 1, 1996, and any dividend reinvestment Class B Shares received thereon will automatically convert to Class A Shares after the eighth year following purchase. Class B Shares purchased before June 1, 1996, and any dividend reinvestment Class B Shares received thereon automatically convert to Class A Shares after the sixth year following purchase. For the six months ended December 31, 2000 and the year ended June 30, 2000, 516,704 and 1,616,635, respectively, Class B Shares automatically converted to Class A Shares and are shown in the above tables as sales of Class A Shares and repurchases of Class B Shares. Class C Shares purchased before January 1, 1997, and any dividend reinvestment plan C Shares received thereon, automatically convert to Class A Shares ten years after the end of the calendar month in which the shares are purchased. Class C Shares purchased on or after January 1, 1997 do not possess a conversion feature. For the six months ended December 31, 2000 and the year ended June 30, 2000, no Class C Shares converted to Class A Shares. Class B and C Shares are offered without a front end sales charge, but are subject to a contingent deferred sales charge (CDSC). The CDSC for Class B and C Shares will be imposed on most redemptions made within five years of the purchase for

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

Class B Shares and one year of the purchase for Class C Shares as detailed in the following schedule.

                                                                CONTINGENT DEFERRED
                                                                    SALES CHARGE
                                                                 AS A PERCENTAGE OF
                                                                   DOLLAR AMOUNT
                                                                 SUBJECT TO CHARGE
                                                             --------------------------
YEAR OF REDEMPTION                                           CLASS B            CLASS C
First......................................................   5.00%              1.00%
Second.....................................................   4.00%               None
Third......................................................   3.00%               None
Fourth.....................................................   2.50%               None
Fifth......................................................   1.50%               None
Sixth and Thereafter.......................................    None               None

    For the six months ended December 31, 2000, Van Kampen, as Distributor for the Fund, received commissions on sales of the Fund's Class A Shares of approximately $111,500 and CDSC on redeemed shares of approximately $101,300. Sales charges do not represent expenses of the Fund.

4. INVESTMENT TRANSACTIONS

During the period, the cost of purchases and proceeds from sales of investments, excluding short-term investments, were $367,920,500 and $276,854,143, respectively.

5. DERIVATIVE FINANCIAL INSTRUMENTS

A derivative financial instrument in very general terms refers to a security whose value is "derived" from the value of an underlying asset, reference rate or index.

    The Fund has a variety of reasons to use derivative instruments, such as to attempt to protect the Fund against possible changes in the market value of its portfolio or generate potential gain. All of the Fund's portfolio holdings, including derivative instruments, are marked to market each day with the change in value reflected in the unrealized appreciation/depreciation. Upon disposition, a realized gain or loss is recognized accordingly, except when taking delivery of a security underlying a futures contract. In this instance, the recognition of gain or loss is postponed until the disposal of the security underlying the futures contract.

    The Fund may invest in futures contracts, a type of derivative. A futures contract is an agreement involving the delivery of a particular asset on a specified future date at an agreed upon price. The fund generally invests in stock index futures. These contracts are generally used to provide the return of an index without purchasing all of the securities underlying the index or to manage the Fund's overall exposure to the equity markets.

NOTES TO
FINANCIAL STATEMENTS

December 31, 2000 (Unaudited)

    Upon entering into futures contracts, the Fund maintains an amount of cash or liquid securities with a value equal to a percentage of the contract amount with either a futures commission merchant pursuant to rules and regulations promulgated under the 1940 Act, as amended, or with its custodian in an account in the broker's name. This amount is known as initial margin. During the period the futures contract is open, payments are received from or made to the broker based upon changes in the value of the contract (the variation margin). The risk of loss associated with a futures contract is in excess of the variation margin reflected on the Statement of Assets and Liabilities.

    Transactions in futures contracts for the six months ended December 31, 2000, were as follows:

                                                                CONTRACTS
Outstanding at June 30, 2000................................        -0-
Futures Opened..............................................      1,286
Futures Closed..............................................     (1,015)
                                                                 ------
Outstanding at December 31, 2000............................        271
                                                                 ======

    The futures contracts outstanding as of December 31, 2000, and the description and unrealized appreciation/depreciation are as follows:

                                                                             UNREALIZED
                                                                            APPRECIATION/
                                                               CONTRACTS    DEPRECIATION
LONG CONTRACTS:
S&P 500 Index Futures March 2001 (Current Notional Value of
  $333,750 per contract)...................................        271       $(4,697,243)
                                                                ======       ===========

6. DISTRIBUTION AND SERVICE PLANS

With respect to its Class A Shares, Class B Shares and Class C Shares, the Fund and its shareholders have adopted a distribution plan pursuant to Rule 12b-1 under the 1940 Act, as amended, and a service plan (collectively, the "Plans"). The Plans govern payments for: the distribution of the Fund's Class A Shares, Class B Shares and Class C Shares; the provision of ongoing shareholder services with respect to such classes of shares; and the maintenance of shareholder accounts with respect to such classes of shares.

    Annual fees under the Plans of up to .25% of Class A net assets and 1.00% each of Class B and Class C net assets are accrued daily. Included in these fees for the six months ended December 31, 2000, are payments retained by Van Kampen of approximately $705,100.

                                                VAN KAMPEN INVESTMENTS

THE VAN KAMPEN
FAMILY OF FUNDS

Growth

   Aggressive Growth
   American Value*
   Emerging Growth
   Enterprise
   Equity Growth
   Focus Equity
   Growth
   Mid Cap Growth
   Pace
   Select Growth
   Small Cap Growth
   Small Cap Value
   Tax Managed Equity Growth
   Technology

Growth and Income

   Comstock
   Equity Income
   Growth and Income
   Harbor
   Real Estate Securities
   Utility
   Value

Global/International

   Asian Growth
   Emerging Markets
   European Equity
   Global Equity
   Global Equity Allocation
   International Magnum
   Latin American
   Tax Managed Global Franchise
   Worldwide High Income

Income

   Corporate Bond
   Government Securities
   High Income Corporate Bond
   High Yield
   Limited Maturity Government
   U.S. Government
   U.S. Government Trust for Income

Capital Preservation

   Reserve
   Tax Free Money

Senior Loan

   Prime Rate Income Trust
   Senior Floating Rate

Tax Free

   California Insured Tax Free
   Florida Insured Tax Free Income
   High Yield Municipal**
   Insured Tax Free Income
   Intermediate Term Municipal
     Income
   Municipal Income
   New York Tax Free Income
   Pennsylvania Tax Free Income
   Tax Free High Income

For more complete information, including risk considerations, fees, sales charges, and ongoing expenses, please contact your financial advisor for a prospectus. Please read it carefully before you invest or send money.

To view a current Van Kampen fund prospectus or to receive additional fund information, choose from one of the following:

- visit our Web site at
  WWW.VANKAMPEN.COM--
  to view a prospectus, select
  Download Prospectus                                            [COMPUTER ICON]

- call us at (800) 341-2911
  weekdays from 7:00 a.m. to 7:00 p.m.
  central time. Telecommunications
  Device for the Deaf (TDD)
  users, call (800) 421-2833.

                                                                    [PHONE ICON]

- e-mail us by visiting
  WWW.VANKAMPEN.COM and
  selecting Contact Us

                                                            [MAIL ICON]

 * Closed to new investors

** Open to new investors for a limited time

FUND OFFICERS AND IMPORTANT ADDRESSES
VAN KAMPEN PACE FUND

BOARD OF TRUSTEES
J. MILES BRANAGAN
JERRY D. CHOATE
LINDA HUTTON HEAGY
R. CRAIG KENNEDY
MITCHELL M. MERIN*
JACK E. NELSON
RICHARD F. POWERS, III*
PHILLIP B. ROONEY
WAYNE W. WHALEN* - Chairman
SUZANNE H. WOOLSEY

OFFICERS

RICHARD F. POWERS, III*
   President

STEPHEN L. BOYD*
   Executive Vice President and
   Chief Investment Officer

A. THOMAS SMITH III*
   Vice President and Secretary

JOHN L. SULLIVAN*
   Vice President, Treasurer and
   Chief Financial Officer

RICHARD A. CICCARONE*
JOHN R. REYNOLDSON*
MICHAEL H. SANTO*
JOHN H. ZIMMERMANN, III*
   Vice Presidents

INVESTMENT ADVISER
VAN KAMPEN ASSET MANAGEMENT INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

DISTRIBUTOR
VAN KAMPEN FUNDS INC.
1 Parkview Plaza
P.O. Box 5555
Oakbrook Terrace, Illinois 60181-5555

SHAREHOLDER SERVICING AGENT
VAN KAMPEN INVESTOR SERVICES INC.
P.O. Box 218256
Kansas City, Missouri 64121-8256

CUSTODIAN
STATE STREET BANK
AND TRUST COMPANY
225 Franklin Street
P.O. Box 1713
Boston, Massachusetts 02105

LEGAL COUNSEL
SKADDEN, ARPS, SLATE,
MEAGHER & FLOM (ILLINOIS)
333 West Wacker Drive
Chicago, Illinois 60606

INDEPENDENT AUDITORS
ERNST & YOUNG LLP
233 South Wacker Drive
Chicago, Illinois 60606

* "Interested persons" of the Fund, as defined in the Investment Company Act of 1940, as amended.

(C)  Van Kampen Funds Inc., 2001. All rights reserved.